EXHIBIT 1.01


                         FORM OF DISTRIBUTION AGREEMENT


                          LEHMAN BROTHERS HOLDINGS INC.


                             Lehman Notes, Series A
                 Due Nine Months or More from the Date of Issue


                             DISTRIBUTION AGREEMENT

                                                              December 23, 2002


To the Agents listed on
the signature page hereto

Ladies and Gentlemen:

                  Lehman Brothers Holdings Inc., a Delaware corporation (the "Company"), confirms its agreement with you (the "Agents") with respect to the issue and sale by the Company of up to $5,000,000,000 aggregate principal amount of its Lehman Notes, Series A, due Nine Months or More from the Date of Issue (the "Lehman Notes" or the "Securities"). The Securities are to be issued pursuant to an indenture, dated as of September 1, 1987, as amended by a First Supplemental Indenture, dated as of November 25, 1987, a Second Supplemental Indenture, dated as of November 27, 1990, a Third Supplemental Indenture, dated as of September 13, 1991, a Fourth Supplemental Indenture dated as of October 4, 1993, a Fifth Supplemental Indenture dated as of October 1, 1995, and a Sixth Supplemental Indenture dated as of June 26, 1997 (as amended, the "Indenture"), between the Company and Citibank, N.A., as trustee (the "Trustee").

                  Subject to the terms and conditions stated in this Distribution Agreement (the "Agreement") and subject to the reservation by the Company of the right to sell Securities directly on its own behalf at any time, to any person, and the right to enter into agreements substantially identical hereto with other agents, the Company hereby (i) appoints each of you as agent of the Company for the purpose of soliciting offers to purchase the Securities from the Company in accordance with the terms hereof and (ii) agrees that whenever the Company determines to sell Securities pursuant to this Agreement, such Securities shall be sold pursuant to a Terms Agreement (as defined herein) relating to such sale in accordance with the provisions of Section 3(a) hereof between the Company and Lehman Brothers Inc. (the "Lead Agent"), pursuant to which the Lead Agent shall purchase such Securities as principal for resale to the public or for resale to one or more of the other Agents or dealers, each of whom will purchase as principal for resale to the public or to other dealers, as further set forth in this Agreement. This Agreement shall only apply to sales of


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the Securities and not to sales of any other securities or evidences of indebtedness of the Company and only on the specific terms set forth herein.

SECTION 1. Representations and Warranties. The Company represents and warrants to the Agents as of the date hereof, as of the Closing Date referred to in
Section 2(c) hereof, and as of the times referred to in Section 8(a) hereof (the Closing Date and each such time being hereinafter sometimes referred to as a "Representation Date"), as follows:

(a) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder (the "Rules and Regulations"), and has carefully prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (file number 333-60474), which has become effective, for the registration of the Securities under the Securities Act. The registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(ix) under the Securities Act and complies in all other material respects with such rule. The Company has filed with the Commission pursuant to Rule 424 under the Securities Act ("Rule 424") a supplement to the form of prospectus included in the registration statement relating to the offering of the Securities and the plan of distribution thereof. The term "Registration Statement" means the registration statement, as amended at the date of this Agreement and as from time to time amended and supplemented hereafter, including the exhibits thereto, financial statements, and all documents incorporated therein by reference pursuant to Item 12 of Form S-3 (the "Incorporated Documents"). Such form of prospectus included in the registration statement, including the Incorporated Documents, is hereinafter referred to as the "Basic Prospectus"; and such supplemented form of prospectus, as hereafter amended and supplemented from time to time, in the form in which it was filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented), is hereinafter called the "Prospectus". Any reference herein to the Registration Statement, the Basic Prospectus or the Prospectus shall be deemed to refer to and include the Incorporated Documents filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus or the Prospectus shall be deemed to refer to and include the filing of any Incorporated Documents under the Exchange Act after the date of this Agreement or the issue date of the Basic Prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

(b) As of the applicable Representation Date and at all times during each period during which solicitations of offers to purchase Securities have not been suspended or during which, in the opinion of counsel to the Agents, a prospectus relating to the Securities is required to be delivered under the Securities Act (each a "Marketing Period"), the Registration Statement and the Prospectus will comply in all material respects with the applicable requirements of the Securities Act and the Rules and Regulations, and the Incorporated Documents will comply in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations adopted by the Commission thereunder and will have been timely filed as required thereby; the Indenture has been qualified under and complies in all material respects with the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); on the date it became effective, the Registration Statement did not, and, on the date that any post-effective amendment to the Registration Statement becomes


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effective, the Registration Statement as amended by such post-effective amendment did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; the Incorporated Documents comply in all material respects with the applicable provisions of the Exchange Act and rules and regulations of the Commission thereunder, and, when read together with the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided that the foregoing representations and warranties in this subsection (b) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Agents specifically for use in connection with the preparation of the Registration Statement or the Prospectus, or to any statements in or omissions from the statement of eligibility and qualification on Form T-1 of the Trustee under the Trust Indenture Act ("Form T-1"). The Commission has not issued an order preventing or suspending the use of the Basic Prospectus or the Prospectus.

(c) The nationally recognized firm of independent public accountants whose report appears in the Company's most recent Annual Report on Form 10-K, which is incorporated by reference in the Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations. In the event that a report of a nationally recognized firm of independent public accountants regarding historical financial information with respect to any entity acquired by the Company is required to be incorporated by reference in the Prospectus, such independent public accountants were independent public accountants, as required by the Securities Act and the Rules and Regulations, during the period of their engagement to examine the financial statements being reported on and at the date of their report.

(d) The audited consolidated financial statements of the Company included in the Prospectus and the Registration Statement present, and will present, as of the applicable Representation Date and during each Marketing Period, fairly on a consolidated basis the financial position, the results of operations, changes in common stock and stockholder's equity and cash flows of the Company and its subsidiaries as of the respective dates and for the respective periods indicated, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The unaudited consolidated financial statements of the Company, if any, included in the Prospectus and the Registration Statement and the related notes are, and will be, as of the applicable Representation Date and during each Marketing Period, true, complete and correct, subject to normally recurring changes resulting from year-end audit adjustments, and prepared in accordance with Regulation S-X of the Rules and Regulations.

(e) Except as described in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition or results of operations of the Company or the Company and its subsidiaries taken as a whole from the dates as of which information is given in the Registration Statement and the Prospectus.


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(f) The Securities conform to the description thereof contained in the
Prospectus, are duly and validly authorized, and, when validly authenticated, issued and delivered in accordance with the Indenture and sold as provided in this Agreement, will be validly issued and outstanding obligations of the Company entitled to the benefits of the Indenture.

(g) Neither the Company nor any of the Significant Subsidiaries (as defined below) is in violation of its corporate charter or by-laws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole. The execution, delivery and performance of this Agreement and the consummation of the related transactions described in the Registration Statement will not conflict with, result in the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the corporate charter or by-laws of the Company or any of its subsidiaries or any order, law, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Significant Subsidiaries or their property. Except as set forth in the Prospectus or as required by the Securities Act, the Exchange Act, the Trust Indenture Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement. "Significant Subsidiary" means each of Lehman Brothers Inc., Lehman Brothers International (Europe), Lehman Brothers Finance S.A. and Lehman Brothers Special Financing Inc.

(h) Each of the Company and the Significant Subsidiaries have been duly organized, are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and in good standing as foreign corporations and are duly registered as a broker-dealer, broker, dealer or investment advisor, as the case may be, in each jurisdiction in which their respective ownership of property or the conduct of their respective businesses requires such qualification or registration and in which the failure to qualify or register would be reasonably likely, individually or in the aggregate, to have a material adverse effect on the business, condition or properties of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). Each of the Company and the Significant Subsidiaries holds all material licenses, permits, and certificates from governmental authorities necessary for the conduct of its business and owns, or possesses adequate rights to use, all material rights necessary for the conduct of such business and has not received any notice of material conflict with the asserted rights of others in respect thereof, except in each case where the failure to do so would not be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect; and each of the Company and the Significant Subsidiaries has the corporate power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. Except as may be disclosed in the Registration Statement and the Prospectus, all outstanding shares of capital stock of the Significant Subsidiaries have been duly authorized and are validly issued and outstanding, fully paid and non-assessable and, except for directors' qualifying shares, are owned by the Company, directly or indirectly through subsidiaries, free and clear of any lien, pledge and encumbrance or any claim of any third party.


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(i) Except as described in the Registration Statement and the Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries which might reasonably be expected to have a Material Adverse Effect or which is required to be disclosed in the Registration Statement and the Prospectus.

(j) The certificates delivered pursuant to Section 7(d) hereof and all other documents delivered by the Company or its representatives in connection with the issuance and sale of the Securities were on the dates on which they were delivered, or will be on the dates on which they are to be delivered, in all material respects true and complete.

(k) Any certificate signed by any officer of the Company and delivered to the Lead Agent or to counsel for the Agents in connection with an offering of the Securities to one or more Agents through the Lead Agent shall be deemed a representation and warranty by the Company to such Agent or Agents as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

SECTION 2. Solicitations as Agent. (a) On the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, the Agents agree to use their reasonable best efforts to solicit offers to purchase the Securities upon the terms and conditions set forth herein and in the Prospectus. The Agents agree to solicit offers to purchase only as permitted or contemplated by the Prospectus and herein. The Company reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Securities commencing at any time for any period of time or permanently. Upon receipt of notice from the Company, orally or in writing, the Agents will forthwith suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. The Agents are authorized to solicit offers to purchase the Securities only in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000, at a purchase price equal to 100% of the principal amount thereof, plus accrued interest, if any, or such other price as is authorized by the Company (the "Offering Price"). Unless otherwise instructed by the Company, the Lead Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Securities received by the Agents. The Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer in whole or in part. Each Agent shall have the right, in its discretion reasonably exercised without advising the Company, to reject any offer to purchase the Securities received by it in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. Unless authorized by the Lead Agent in each instance, each Agent agrees not to submit an offer to purchase Securities for which an order from a purchaser has not been received.

(b) Administrative procedures relating to the issue and delivery of, the solicitation of purchases of and payment for, the Securities shall be as set forth in Exhibit A hereto (the "Procedures"). The provisions of the Procedures shall apply to all transactions contemplated hereunder. The Agents and the Company agree to perform the respective duties and obligations specifically



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provided to be performed by each of them herein and in the Procedures. The
Procedures may only be amended by agreement of the Company and the Lead Agent, on behalf of the Agents.

(c) The documents required to be delivered by Section 7 hereof shall be delivered at the offices of Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, no later than 10:00 A.M., New York City time, on the date of this Agreement or at such later time as may be mutually agreed by the Company and the Lead Agent, which in no event shall be later than the time at which the Agents commence solicitation of purchasers of Securities hereunder, such time and date be herein called the "Closing Date."

(d) The Company may from time to time appoint one or more additional financial institutions experienced in the distribution of securities similar to the Securities (each such additional institution herein referred to as an "Additional Agent") as agent(s) hereunder pursuant to a letter (an "Agent Accession Letter") substantially in the form attached hereto as Exhibit B to this Agreement, whereupon each such Additional Agent shall, subject to the terms and conditions of this Agreement and the Agent Accession Letter, become a party to this Agreement as an agent, vested with all the authority, rights and powers and subject to all the duties and obligations of an Agent as if originally named as an Agent hereunder. If the Company shall appoint any Additional Agent(s) pursuant to an Agent Accession Letter in accordance with this subsection (d), the Company shall provide each Agent with a copy of such executed Agent Accession Letter.

(e) Each Agent acknowledges and agrees, with respect to communications in accordance with the Procedures via live.lehman.com, or such other website as may be from time to time maintained for use in connection with the Securities (the "Lehman Notes Website"), (i) that it is responsible for maintaining the confidentiality of the log-on and password it uses to access the Lehman Notes Website, (ii) that it is fully responsible for all activities that occur using its log-on and password, (iii) to notify the Company and the Lead Agent immediately of any unauthorized use of its log-on or password or any other breach of security and (iv) that it will not use the log-on or password of any other person at any time.

SECTION 3. Purchases as Principal. (a) Each sale of Securities shall be made in accordance with the terms of this Agreement and a separate agreement to be entered into between the Company and the Lead Agent which will provide for the sale of such Securities to, and the purchase of and reoffering thereof by, the Lead Agent as principal (a "Terms Agreement"). Each such Terms Agreement, which may be oral (in which case a written confirmation of terms shall be delivered by the Lead Agent to the Company), shall be substantially in the form attached hereto as Exhibit C or in such other form as the Company and the Lead Agent may agree. The agreement of the Lead Agent to purchase Securities pursuant to any Terms Agreement, unless otherwise set forth therein, shall be deemed to be made on the basis of the representations, warranties and agreements of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Securities to be purchased pursuant thereto by the Lead Agent as principal, and shall specify, among other things, the principal amount of Securities to be purchased, the interest rate and maturity date of such Securities, the interest payment dates, the Offering Price, the Agents' Concession (as defined below) to be paid to the Lead Agent, the Dealers' Concession (as defined below), the Reallowance (as defined below), if any, the net proceeds to the Company, the time of delivery of and payment for

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such Securities (the "Settlement Date"), whether the Securities are redeemable or repayable, including pursuant to a Survivor's Option (as defined in the Prospectus), and on what terms and conditions, whether there are any additional conditions precedent to the obligations of the Lead Agent under such Terms Agreement and any other relevant terms.

(b) Upon the closing of the sale of any Securities sold by the Company to the Lead Agent pursuant to a Terms Agreement as a result of a solicitation made by the Agents, the Company agrees to pay the Lead Agent a concession in accordance with the schedule set forth in Exhibit D hereto applicable to such Security or such other concession upon which the Company and the Lead Agent agree in the form of a discount on the principal amount of notes sold (the "Agents' Concession"). The Agents' Concession shall be set forth in the applicable Terms Agreement and Pricing Supplement (as defined below). The Lead Agent and the other Agents will share the Agents' Concession in such proportions as they and the Company may agree.

(c) Unless otherwise agreed to by the Lead Agent, each Agent shall purchase from the Lead Agent as principal for resale to the public, or to other dealers as set forth in Section 3(c) below, such aggregate principal amount of Securities with respect to which it has communicated offers to purchase to the Lead Agent (the "Commitment Amount"). The agreement of each Agent to purchase Securities from the Lead Agent shall be deemed to be made on the basis of the representations, warranties and agreements of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Agent agrees to deliver to the Lead Agent on the Settlement Date (or on such later date as may be specified by the Lead Agent) and at the place specified by the Lead Agent immediately available funds, payable to the order of the Lead Agent, for (i) an amount equal to the Offering Price, less the applicable Agents' Concession in respect of such Agent's Commitment Amount or (ii) such other amount as the Lead Agent shall advise such Agent. The Lead Agent will make payment to the Company against delivery to the Lead Agent for each Agent's account of the Securities to be purchased by each Agent, and the Lead Agent will deliver to each Agent the Securities paid for by such Agent. If the Lead Agent has determined that transactions in the Securities are to be settled through the facilities of DTC or another clearinghouse facility, payment for and delivery of Securities purchased by each Agent shall be made through such facilities, if such Agent is a member, or, if such Agent is not a member, settlement shall be made through such Agent's ordinary correspondent who is a member.

(d) In connection with the resale of the Securities purchased, the Agents may engage the services of broker-dealers in connection with the resale of the Securities (each, a "Dealer"); and such Agent may sell Securities to a Dealer at a price not less than the Offering Price less the applicable concession to dealers set forth in the applicable Pricing Supplement (the "Dealers' Concession"); provided, however, that:

i) Each Agent agrees that any Dealer it may engage will agree that (i) such Dealer is either (a) a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD") or (b) a foreign dealer foreign dealer not eligible for membership in the NASD and (ii) (a) if such Dealer is a member of the NASD, such Dealer will comply with the requirements of NASD Conduct Rule 2740 and Interpretive Material-2740 of the Conduct Rules of the NASD, and such Dealer will not grant any concessions, discounts or

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     other  allowances  which are not  permitted  by that section or (b) if such
     Dealer is a foreign dealer not eligible for membership in the NASD, such Dealer will not make any sales of the Securities in, or to nationals or residents of, the United States, its territories or its possessions, and that in making any sales of the Securities such Dealer will comply, as though it is a member of the NASD, with (A) the interpretation of the Board of Governors of the NASD entitled "Free-Riding and Withholding," (B) the requirements of the NASD Conduct Rule 2730 and Interpretive Material-2730, NASD Conduct Rule 2750 and Interpretive Material-2750, and NASD Conduct Rule 2420 and Interpretive Material 2420-1 and (C) to the extent applicable to such Dealer, the requirements of the NASD Conduct Rule 2420 and Interpretive Material 2420-1;

ii) Each Agent agrees that any Dealer it may engage will agree to comply with the duties and obligations of the Agents set forth in Sections 5(a) and 5(b) as if applicable to such Dealer; and

iii) Each Agent agrees that any Dealer it may engage will agree that (i) such Dealer will offer the Securities to the public at the Offering Price and
     (ii) such Dealer will not reallow a discount on sales to other dealers in an amount in excess of the reallowance set forth in the applicable Pricing Supplement, if any (the "Reallowance").

SECTION 4. Covenants of the Company. The Company covenants and agrees with the Agents that it will furnish (to the extent it has not already done so) to each of the Agents and Simpson Thacher & Bartlett, counsel to the Agents, a copy of the Registration Statement, including all exhibits, in the form it became effective and all of the amendments thereto and that:

(a) The Company shall advise the Agents promptly of (i) the filing and the effectiveness of any amendment to the Registration Statement, (ii) the filing of
(x) any supplement to the Prospectus relating to the Securities (other than an amendment or supplement providing solely for interest rates, redemption provisions, maturities or other terms of Securities or other information contemplated by the Prospectus or required by the Securities Act or the Rules and Regulations to be filed in a Pricing Supplement) or (y) any document relating to the Securities pursuant to the Exchange Act which will be incorporated by reference in the Prospectus, (iii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or the initiation or threat of any stop order proceeding and will use its best efforts to prevent the issuance of any stop order and to obtain as soon as possible its lifting, if issued or (vi) receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose.

(b) The Company will prepare, with respect to any Securities to be sold through or to the Agents pursuant to this Agreement, a pricing supplement with respect to such Securities in substantially the form attached hereto as Exhibit E (a "Pricing Supplement") and will file such Pricing Supplement with the Commission pursuant to Rule 424(b) under the Securities Act not later than the time specified by such rule.

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(c) The Company will not file any registration statement with respect to the registration of additional Securities or any amendment to the Registration Statement or any amendment or supplement to the Prospectus (other than a prospectus supplement not relating to the Securities or an amendment or supplement providing solely for the interest rates, redemption provisions, maturities or other terms of Securities or other information contemplated by the Prospectus or required by the Securities Act or the Rules and Regulations to be filed in a Pricing Supplement or an amendment or supplement effected by the filing of a document with the Commission pursuant to the Exchange Act) in a form as to which counsel to the Agents shall reasonably object.

(d) If, during any Marketing Period, any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company will notify the Agents promptly to suspend solicitation of purchases of the Securities and to cease sale of any Securities by the Lead Agent, and the Company will promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and will use its reasonable best efforts to cause any amendment of the Registration Statement containing an amended Prospectus to be made effective as soon as possible.

(e) The Company will make generally available to its security holders an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations covering each fiscal period beginning the first day of its fiscal year and ending the last day of each of its fiscal quarters. Such earnings statement shall be made available within the period specified by the Commission (x) for Form 10-K in the case of the last fiscal quarter of the Company's fiscal year, and (y) for Form 10-Q in the case of the first three fiscal quarters of the Company's fiscal year.

(f) The Company will file promptly all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

(g) The Company will furnish to the Agents without charge copies of the Prospectus and all amendments and supplements thereto, in each case as soon as available and in such quantities as are reasonably requested.

(h) The Company will furnish such information, execute such instruments and take such actions as may be required to qualify the Securities for offering and sale under the laws of such jurisdictions as the Lead Agent may designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

SECTION 5. Covenants of the Agents. Each Agent covenants and agrees with the Lead Agent and each other Agent as follows:


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(a) The Lead Agent has notified each Agent that, other than registering the
Securities under the Securities Act, no action has been or will be taken by the Company that would permit the offer or sale of the Securities or possession or distribution of the Prospectus or any other offering material relating to the Securities in any jurisdiction where action for that purpose is required. Accordingly, each Agent agrees that it will comply in all material respects with all applicable laws, rules and regulations of all jurisdictions and regulatory bodies governing the use and distribution of prospectuses. Each Agent agrees that it will comply in all material respects with all applicable provisions of the Securities Act, provisions of the Rules and Regulations, provisions of the Exchange Act, provisions of the rules and regulations promulgated thereunder and regulations of self-regulatory bodies (including as to investor suitability)) and it will obtain any requisite consent, approval or permission (other than those obtained by the Company pursuant to Section 4(h)) for the purchase, offer or sale by such Agent of Securities under the laws and regulations in force in any such jurisdiction to which it is subject or in which it makes such purchase, offer or sale. None of the Company, the Lead Agent or any other Agent shall have any responsibility for determining what compliance is necessary by any one Agent or for obtaining any consents, approvals or permissions applicable to such one Agent. Each Agent further agrees that it will take no action that will impose any obligations additional to those expressly stated in this Agreement on the Company, the Lead Agent or any other Agents. Subject to the above, each Agent shall, if required by applicable law, furnish to each person to whom it offers, sells or delivers Securities a copy of the Prospectus, as then amended or supplemented, or, unless delivery of the Prospectus is required by applicable law, inform each such person that a copy thereof, as then amended or supplemented, will be made available upon request. Each Agent understands and agrees that it is not authorized to give any information or to make any representation not contained in the Prospectus or the documents incorporated by reference or specifically referred to therein in connection with the offer and sale of the Securities.

(b) Each Agent agrees not to stabilize or engage in any syndicate covering transaction (as defined in Rule 100 of Regulation M under the Exchange Act) in connection with the offering of the Securities without the prior consent of the Lead Agent.

(c) Each Agent understands and agrees that nothing contained in this Agreement shall constitute a partnership with the Lead Agent or with the other Agents and the obligations of such Agent and each of the other Agents are several and not joint. Each Agent elects to be excluded from the application of Subchapter K, Chapter 1, Subtitle A, of the United States Internal Revenue Code of 1986, as amended. Each Agent authorizes the Lead Agent, on behalf of such Agent, to execute such evidence of such election as may be required by the United States Internal Revenue Service.

SECTION 6. Payment of Expenses. The Company will pay (i) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in that connection, (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto, (iii) the costs incident to the preparation, printing and filing of any document and any amendments and exhibits thereto required to be filed by the Company under the Exchange Act, (iv) the costs of distributing the Registration Statement, as originally filed, and each amendment and post-effective amendment thereof (including exhibits), any preliminary prospectus in any of the foregoing documents, (v) the fees and disbursements of the Trustee and its counsel, (vi) the cost of any filings with the National Association of Securities Dealers, Inc., (vii) the fees and disbursements of counsel to the Company and the Company's accountants, (viii) the fees paid to rating agencies in connection with the rating of the Securities, (ix) the fees and expenses of qualifying the Securities under the securities laws of the

                                                                              11
several jurisdictions as provided in Section 4(h) hereof and of preparing and printing a Blue Sky Survey and a memorandum concerning the legality of the Securities as an investment (including fees and expenses of a single counsel to the Agents in connection therewith), (x) the fees and disbursements of a single counsel to the Agents, (xi) the costs relating to the development and maintenance of the Lehman Notes Website and (xii) all other costs and expenses incident to the performance of the Company's obligations under this Agreement.

SECTION 7. Conditions of Obligations. The obligations of each Agent, under this Agreement shall be subject to the accuracy in all material respects, on each Representation Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of officers of the Company made in any certificates, affidavits, written statements or letters furnished to the Agents or counsel to the Agents pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional conditions precedent:

(a) No order suspending the effectiveness of the Registration Statement or suspending the qualification of the Indenture shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Lead Agent.

(b) At the Closing Date, the Company shall have furnished to the Agents the opinion of an Associate General Counsel of the Company, addressed to the Agents and dated the Closing Date, to the effect that:

i) The Company has been duly organized and is validly existing and in good standing under the laws of the State of Delaware with all requisite corporate power and authority to own and operate its properties and to conduct the businesses in which it is engaged as described in the Prospectus. Each of the Significant Subsidiaries that is organized under the laws of the United States or any State or territory thereof (a "Domestic Significant Subsidiary") is a duly organized and validly existing corporation in good standing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own and operate its properties and conduct its business as described in the Prospectus. Each of the Company and the Domestic Significant Subsidiaries is duly qualified to do business as a foreign corporation, is in good standing and is duly registered as a broker-dealer, broker, dealer or investment advisor, as the case may be, in each jurisdiction in which the nature of the business conducted by it or in which the ownership or holding by lease of the properties owned or held by it requires such qualification or registration and where the failure to so qualify or register would have a Material Adverse Effect.

                                                                              12
ii) All the outstanding shares of capital stock of the Domestic Significant Subsidiaries have been duly authorized and are validly issued and outstanding and are fully paid and non-assessable and, except for directors' qualifying shares, are owned by the Company or a subsidiary of the Company free and clear of any claims, liens, encumbrances and security interests.

iii) The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus.

iv) The Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms; and the Securities have been duly authorized by the Company, and, when the terms of the Securities have been established and when the Securities have been executed and authenticated as specified in the Indenture and delivered against payment therefor in accordance with this Agreement, will be legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;
     provided, however, that the foregoing is subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

v) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated in this Agreement, except for (1) such consents, approvals, authorizations or orders as have been obtained under the Securities Act and such as may be required under the Exchange Act and the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Agents, and (2) the qualification of the Indenture under the Trust Indenture Act, which has been obtained.

vi) Such counsel does not know of any contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

vii) Such counsel does not know of any litigation or any governmental proceeding pending or threatened against the Company or any of its subsidiaries which would affect the subject matter of this Agreement or is required to be disclosed in the Prospectus which is not disclosed and correctly summarized (by incorporation by reference or otherwise) therein.

viii)To the best of such counsel's knowledge, neither the Company nor any of the Domestic Significant Subsidiaries is in violation of its corporate charter or by-laws, nor in default under any agreement, indenture or instrument known to such counsel, the effect of which would be material to the Company and its subsidiaries taken as a whole.

                                                                              13
ix) This Agreement has been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement by the Company will not conflict with, or result in the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Company or any Domestic Significant Subsidiary pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument known to such counsel and to which the Company or any Domestic Significant Subsidiary is a party or is bound, or result in a violation of the corporate charter or by-laws of the Company or any Domestic Significant Subsidiary or any order, law, rule or regulation known to such counsel of any court or governmental agency having jurisdiction over the Company, any Domestic Significant Subsidiary or any of their respective properties, the effect of which would be material to the Company and its subsidiaries taken as a whole;

x) The Registration Statement has become effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

xi) The Registration Statement and the Prospectus (except that no opinion need be expressed as to the financial statements and notes thereto or the schedules or other financial or statistical data or the Form T-1 included or incorporated by reference therein), comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

         Such opinion shall also contain a statement that although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as to those matters stated in paragraph (iii) of this subsection (b)), such counsel has no reason to believe that (A) the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or (B) the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that no statement need be made as to the financial statements and notes thereto or the schedules or other financial or statistical data or the Form T-1 included or incorporated by reference therein).

         In rendering such opinion, such counsel may rely upon opinions of local counsel satisfactory to the Lead Agent for matters not governed by New York law and may rely as to matters of fact, to the extent he or she deems proper, upon certificates or affidavits of officers of the Company, the Trustee and public officials. Such counsel may rely on a certificate of the Trustee with respect to the execution of the Securities by the Company and the authentication thereof by the Trustee.

(c) At the Closing Date, the Agents shall have received from counsel to the Agents such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(d) The Company shall have furnished to the Agents on the Closing Date a certificate, dated the Closing Date, of the Chairman of the Board, any Vice Chairman, the Chief Executive Officer, any Executive Vice President or any Vice President and the Chief Financial Officer, Treasurer, Controller or Global Head of Asset and Liability Management of the Company to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement, and that, to the best of their knowledge, after due inquiry:

i) The representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

iii) (i) the Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iii) since the effective date of the Registration Statement there has not occurred any event required to be set forth in an amended or supplemented Prospectus which has not been so set forth.

(e) At the Closing Date, a nationally recognized firm of independent public accountants shall have furnished to the Agents a letter, dated the day of the Closing Date, confirming that they are independent auditors with respect to the Company within the meaning of the Securities Act and in form and substance satisfactory to the Agents, stating in effect that:

i) In their opinion, the consolidated financial statements of the Company and its subsidiaries, and the supporting schedules, included in the Registration Statement and the Prospectus and audited by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder.

ii) On the basis of a reading of the unaudited consolidated financial statements of the Company and its subsidiaries, if any, included in the Registration Statement and the Prospectus and of the latest unaudited consolidated financial statements made available by the Company and Lehman Brothers Inc., carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards), a reading of the minutes of the meetings of the directors of the Company and Lehman Brothers Inc., and inquiries of certain officials of the Company and its subsidiaries, who have responsibility for financial and accounting matters of the Company and its subsidiaries, as to transactions and events subsequent to the date of the most recent audited consolidated financial statements included in the Registration Statement and the Prospectus, nothing came to their attention that caused them to believe that:

                                   (A) any material modifications should be made
                           to the unaudited consolidated financial statements of the Company and its subsidiaries, if any, included in the Registration Statement and the Prospectus, for them to be in conformity with generally accepted accounting principles; and such financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published instructions, rules and regulations thereunder.

                                   (B) the unaudited consolidated capsule
                           information of the Company and its subsidiaries, if any, included in the Registration Statement and the Prospectus does not agree with the amounts set forth in the unaudited consolidated financial statements of the Company from which it was derived or was not determined on a basis substantially consistent with that of the corresponding financial information in the latest audited financial statements of the Company included in the Registration Statement and the Prospectus.

                                   (C) (I) as of the latest date as of which the
                           Company and its subsidiaries have monthly financial statements compared to amounts shown in the most recent consolidated financial statements of the Company and its subsidiaries included in the Registration Statement and the Prospectus, there was any change in the capital stock (other than issuances of common stock upon the exercise of options or employee awards and the repurchase of common stock in the ordinary course of business to provide for common stock to be issued pursuant to the exercise of options or employee awards) of the Company, or increase in consolidated long-term indebtedness or decrease in consolidated net assets or stockholders' equity of the Company and its subsidiaries and (II) from the latest date as of which the Company and its subsidiaries have monthly financial statements to the date of the most recent consolidated financial statements of the Company and its subsidiaries

                                                                              16
                           included in the Registration Statement and the Prospectus, there was any consolidated loss in income from operations before taxes or in consolidated net income of the Company and its subsidiaries;

                                   (D) as of a specified date nor more than
                           three business days prior to the date of the letter to the date of the most recent consolidated financial statements of the Company and its subsidiaries included in the Registration Statement and the Prospectus, (I) there was any change in capital stock (other than issuances of common stock upon the exercise of options or employee awards and the repurchase of common stock in the ordinary course of business to provide for common stock to be issued pursuant to the exercise of options or employee awards) of the Company, or increase in consolidated long-term indebtedness or decrease in consolidated net assets or stockholders' equity of the Company and its subsidiaries;

                  except in all instances for changes, increases or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof, unless said explanation is not deemed necessary by the Representatives.

iii) If pro forma financial statements are included in the Registration Statement or the Prospectus, (x) they have read such pro forma financial statements, (y) they have made inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to the basis for their determination of the pro forma adjustments and whether such pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and (z) they have proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts; and as a result thereof, nothing came to their attention that caused them to believe that such pro forma financial statements do not so comply with Rule 11-02 of Regulation S-X and that such pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

iv) They have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is expressed in dollars, or percentages derived from dollar amounts, and has been obtained from the general accounting records of the Company) set forth in the Registration Statement, as amended, and the Prospectus, as amended or supplemented, and in Exhibit 12 to the Registration Statement, including specified information, if any, included or incorporated from the Company's Annual Report on Form 10-K incorporated therein or specified information, if any, included or incorporated from any of the Company's Quarterly Reports on Form 10-Q or its Current Reports on Form 8-K incorporated therein, agrees with the accounting records of the Company and its subsidiaries or computations made therefrom, excluding any questions of legal interpretation.

(f) Prior to the Closing Date, the Company shall have furnished to the Agents such further information, certificates and documents as the Agents or counsel to the Agents may reasonably request.

                  If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates or opinions furnished to the Agents or to counsel to the Agents pursuant to this Section 7 shall not be in all material respects reasonably satisfactory in form and substance to the Agents and to counsel to the Agents, this Agreement and all obligations of the Agents hereunder may be cancelled by the Agents. Notice of such cancellation shall be given to the Company in writing, or by telegraph confirmed in writing.

SECTION 8. Additional Covenants of the Company. The Company covenants and agrees that:

(a) Each acceptance by it of an offer for the purchase of Securities shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement are true and correct in all material respects at the time of such acceptance and an undertaking that such representations and warranties will be true and correct in all material respects at the time of delivery to the Lead Agent of the Securities relating to such acceptance as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended or supplemented to each such time).

(b) During each Marketing Period, each time that the Registration Statement or the Prospectus shall be amended or supplemented, including because the Company shall file with the Commission any document incorporated by reference into the Prospectus (other than by filing with the Commission: (i) information furnished to the Commission in a Current Report on Form 8-K pursuant to Item 9 of Form 8-K (or any successor item thereto), (ii) an exhibit to the Registration Statement or Prospectus that does not relate to the Securities, (iii) a prospectus supplement not relating to the Securities or an amendment or supplement providing solely for the interest rates, redemption provisions, maturities or other terms of the Securities or a change in the principal amount of Securities remaining to be sold or other information contemplated by the Prospectus or required by the Securities Act or the Rules and Regulations to be filed in a Pricing Supplement (iv) or any other change that the Lead Agent reasonably deems immaterial), the Company shall furnish the Agents promptly with a certificate of the Chairman of the Board, any Vice Chairman, the Chief Executive Officer, any Executive Vice President or any Vice President and the Chief Financial Officer, Treasurer, Controller or Global Head of Asset and Liability Management of the Company dated the date of the applicable filing in form satisfactory to the Lead Agent to the effect that the statements contained in the certificate referred to in Section 7(d) hereof which was last furnished to the Agents are true and correct at the time of such amendment or supplement or filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 7(d), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate. If requested by the Lead Agent on behalf of the Agents, in its sole discretion, pursuant to
Section 3(a) of this Agreement in connection with the purchase of Securities from the Company by the Lead Agent as principal, the Company shall deliver to the Agents on the Settlement Date a certificate of the type described in the previous sentence.

(c) During each Marketing Period, each time that the Registration Statement or the Prospectus shall be amended or supplemented, including because the Company shall file with the Commission any document incorporated by reference into the Prospectus (other than by filing with the Commission (i) information furnished to the Commission in a Current Report on Form 8-K pursuant to Item 9 of Form 8-K (or any successor item thereto), (ii) an exhibit to the Registration Statement or Prospectus that does not relate to the Securities, (iii) an amendment or supplement to or document incorporated by reference in the Registration Statement or Prospectus setting forth only financial statements or other financial information (including any press release announcing earnings), (iv) a prospectus supplement not relating to the Securities or an amendment or supplement providing solely for interest rates, redemption provisions, maturities or other terms of the Securities or a change in the principal amount of Securities remaining to be sold or other information contemplated by the Prospectus or required by the Securities Act or the Rules and Regulations to be filed in a Pricing Supplement or (v) any other change that the Lead Agent reasonably deems immaterial), the Company shall furnish the Agents promptly with the written opinion of an Associate General Counsel to the Company, addressed to the Agents and dated the date of the applicable filing, in form satisfactory to the Lead Agent, of the same tenor as the opinion referred to in Section 7(b) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such opinion; provided, however, that in lieu of such opinion, such counsel may furnish the Agents with a letter to the effect that the Agents may rely on a prior opinion delivered under Section 7(b) or this Section 8(c) to the same extent as if it were dated the date of such letter authorizing reliance (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such letter authorizing reliance). If requested by the Lead Agent on behalf of the Agents, in its sole discretion, pursuant to Section 3(a) of this Agreement in connection with the purchase of Securities from the Company by the Lead Agent as principal, the Company shall deliver to the Agents on the Settlement Date an opinion of counsel of the type described in the previous sentence.

(d) During each Marketing Period, each time that the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information or the Company files with the Commission any document incorporated by reference into the Prospectus which contains additional financial information (other than information that the Lead Agent reasonably deems immaterial), the Company shall cause the Company's auditors to furnish the Agents promptly with a letter, addressed to the Agents and dated the date of the applicable filing, in form and substance satisfactory to the Lead Agent, of the same tenor as the letter referred to in Section 7(e) hereof but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, the Company's auditor may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless there is contained therein any other accounting, financial or statistical information that, in the Lead Agent's reasonable judgment, should be covered by such letter, in which event such letter shall also cover such other information. If requested by the Lead Agent on behalf of the Agents, in its sole discretion, pursuant to Section 3(a) of this Agreement in connection with the purchase of Securities from the Company by the Lead Agent as principal, the Company shall deliver to the Agents on the Settlement Date a letter of the type described in the previous sentence.

SECTION 9. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Agent, and each person who controls such Agent within the meaning of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed, or in any amendment thereof or supplement thereto or in any preliminary prospectus relating to the Securities or the Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by any Agent through the Lead Agent expressly for use in connection with the preparation thereof and (ii) such indemnity with respect to any Prospectus shall not inure to the benefit of any Agent (or any person controlling such Agent) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Prospectus at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in such Prospectus was corrected in an amended or supplemented Prospectus, unless such failure to deliver such amended or supplemented Prospectus was a result of noncompliance by the Company with
Section 4(g) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have to each Agent or any controlling person.

(b) Each Agent severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act and each other Agent against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed, or in any amendment thereof or supplement thereto or in any preliminary prospectus relating to the Securities, or the Prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that the same was made therein in reliance upon and in conformity with written information furnished to the Company by such indemnifying Agent through the Lead Agent expressly for use in connection with the preparation thereof, and agrees to reimburse such indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which such Agent may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and either (i) the indemnifying party or parties and the indemnified party or parties mutually agree or (ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to elect separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed counsel in connection with assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Agents in the case of subsection (a) representing the indemnified parties under subsection
(a), as the case may be, who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnified party has authorized the employment of counsel for indemnified party at the expense of the indemnified party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in subsection (a) of this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or other similar grounds, the Company and the Agents shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Agents may be subject in such proportion so that each Agent is responsible for the portion represented by the percentage that the Agents' Concession received by such Agent from the offering of the Securities bear to the public offering prices of such Securities, and the Company is responsible for balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls any Agent within the meaning of the Securities Act shall have the same rights to contribution as such Agent, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the proviso to the first sentence of this subsection (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this subsection (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this subsection (d).

SECTION 10. Representations and Warranties to Survive Delivery. All representations and warranties of the Company contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of the termination or cancellation of this Agreement or any investigation made by or on behalf of the Agents or any person controlling the Agents or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Securities.

SECTION 11. Termination. (a) The Company may elect to suspend or terminate the offering of Securities under this Agreement at any time. The Company also (as to any one or more of the Agents) or any Agent (as to itself) may terminate the appointment and arrangements described in this Agreement. Upon receipt of instructions from the Company, the Lead Agent shall suspend or terminate the participation of any Selected Dealer under the Master Selected Dealer Agreement attached hereto as Exhibit D. Such actions may be taken, in the case of the Company, by giving prompt written notice of suspension to all of the Agents and by giving not less than one day's written notice of termination to all of the Agents, or, in the case of an Agent, by giving not less than one day's written notice of termination to the Company and the Lead Agent. For the purpose of the foregoing sentence, "business day" shall mean any day which is not a Saturday or Sunday and which in New York City is not a day on which banking institutions are generally authorized or obligated by law to close. The provisions of Sections 4(d), 4(g), 6, 9, 10, 13 and 14 hereof shall survive any termination of this Agreement.

(b) Any Terms Agreement executed pursuant to Section 3(a) of this Agreement shall be subject to termination in the absolute discretion of the Lead Agent and upon the request of an Agent, after consultation with the Lead Agent and the Company, with respect to any Securities being purchased by such Agent, by notice given to the Company at or prior to delivery of and payment for all the Securities, if, prior to such time: (i) any order suspending the effectiveness of the Registration Statement or suspending the qualification of the Indenture shall be in effect or any proceedings for such purpose shall be pending before or threatened by the Commission, (ii) there shall have occurred a downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations, (iii) any new restriction materially affecting the distribution of the Securities shall have become effective, (iv) trading in securities generally on The New York Stock Exchange (the "NYSE") or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any national securities exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (v) a banking moratorium shall have been declared either by federal or New York State authorities, (vi) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (vii) there shall have occurred such a material adverse change in general economic, political or financial conditions, including without limitation as a result of terrorist activities after the date of such Terms Agreement (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Lead Agent, inadvisable or impracticable to proceed with the payment for and delivery of the Securities. The provisions of Sections 4(d), 4(g), 6, 9, 10, 13 and 14 hereof shall survive any termination of the Terms Agreement and this Agreement.

(c) For the avoidance of doubt, in the event of termination of this Agreement or any Terms Agreement with respect to any Agent, such Agent shall not receive any compensation except in connection with a purchase by it of Securities actually consummated, provided that the foregoing shall in no way limit the provisions of
Section 9, and that reimbursement by the Company to an Agent of out-of-pocket accountable expenses actually incurred by such Agent and to which such Agent is otherwise entitled as provided herein shall not be prohibited.

     SECTION 12. Notices. Except as otherwise provided herein, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agents shall be directed to them as follows: c/o Lehman Brothers, Inc., 745 Seventh Avenue, New York, New York 10019,
Attention: Taxable Fixed Income Syndicate/Lehman Notes, notices to the Company shall be directed to it as follows: Lehman Brothers Holdings Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Treasurer.

SECTION 13. Binding Effect; Benefits. This Agreement shall be binding upon the Agents, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the each Agent within the meaning of Section 15 of the Securities Act, and (b) the indemnity agreement of each Agent contained in Section 9 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company. Nothing in this Agreement is intended or shall be construed to give any person, other than the person referred to in this Section, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     SECTION 14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York. This Agreement may be executed in counterparts and the executed counterparts shall together constitute a single instrument.

                  If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.

                                                     Very truly yours,


                                                  LEHMAN BROTHERS HOLDINGS INC.


                                                 By: ___________________________
                                                           Title:


CONFIRMED AND ACCEPTED, as of the date first above written:

LEHMAN BROTHERS INC.


By:  _____________________________
     Title:




A.G. EDWARDS & SONS, INC.


By:      _____________________________
         Title:





BANC OF AMERICA SECURITIES LLC


By:      _____________________________
         Title:





EDWARD D. JONES & CO., L.P.


By:      _____________________________
         Title:

FIDELITY CAPITAL MARKETS,
   a division of National Financial Services LLC


By:      _____________________________
         Title:





MORGAN STANLEY & CO. INCORPORATED


By:      _____________________________
         Title:





PRUDENTIAL SECURITIES INCORPORATED


By:      _____________________________
         Title:





QUICK & REILLY, INC.


By:      _____________________________
         Title:





RAYMOND JAMES & ASSOCIATES, INC.


By:      _____________________________
         Title:

SALOMON SMITH BARNEY INC.


By:      _____________________________
         Title:





UBS PAINEWEBBER INC.


By:      _____________________________
         Title:





US BANCORP PIPER JAFFRAY INC.


By:      _____________________________
         Title:

                                                                      EXHIBIT A


                          Lehman Brothers Holdings Inc.


                             Lehman Notes, Series A
                 Due Nine Months or More from the Date of Issue


                            ADMINISTRATIVE PROCEDURES


     Lehman Notes, Series A, due from nine months or more from date of issue (the "Notes"), are being offered on a continuous basis by Lehman Brothers Holdings Inc. (the "Company"). Lehman Brothers Inc. (the "Lead Agent"), A.G. Edward & Sons, Inc., Banc of America Securities LLC, Edward D. Jones & Co., L.P., Fidelity Capital Markets, a division of National Financial Services LLC, Morgan Stanley & Co. Incorporated, Prudential Securities Incorporated, Quick & Reilly, Inc., Raymond James & Associates, Inc., Salomon Smith Barney Inc., UBS PaineWebber Inc. and US Bancorp Piper Jaffray Inc., each as agents (collectively, the "Agents"), have agreed to use their reasonable best efforts to solicit offers to purchase the Notes pursuant to a Distribution Agreement dated December 23, 2002 (the "Distribution Agreement") between the Company and the Agents to which these administrative procedures are attached as an exhibit. The Notes are being sold by the Company to the Lead Agent pursuant to the Distribution Agreement and one or more terms agreements substantially in the form attached to the Distribution Agreement as Exhibit C (each a "Terms Agreement"). The Notes are being resold by the Lead Agent to the other Agents and by each of the Agents (including the Lead Agent) (i) directly to their customers or (ii) to selected broker-dealers for distribution to their customers in accordance with the Section 3(d) of the Distribution Agreement. Terms defined in the Distribution Agreement shall have the same meaning when used in this exhibit.

                  Administrative responsibilities, document control and record-keeping functions to be performed by the Company will be performed by its Treasury Department. Administrative procedures for the offering are explained below. The Company will advise the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding offers to purchase Notes and the details of their delivery.

                  Each Note will be issued in book-entry form only (each, a "Book-Entry Note") and will be represented by one master global security in fully registered form (the "Master Global Note") without coupons delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC. The Master Global Note shall be in a form approved by the Company, the Agents, DTC and the Trustee. Prior to the issuance of any Notes, the Issuer shall execute, attest and deliver to the Trustee, and the Trustee, upon the Issuer's order, shall authenticate, the Master Global Note and hold it as custodian for DTC. An owner of a beneficial


                                       A1
interest in a Book-Entry Note will not be entitled to receive a certificate representing such Note except in certain limited circumstances described in the Indenture. In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Trustee to DTC dated as of the date of the Distribution Agreement and a Medium-Term Note Certificate Agreement between the Trustee and DTC dated October 31, 1988 (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS"). The procedures set forth below may be modified in compliance with DTC's then-applicable procedures and upon agreement by the Company, the Trustee and the Lead Agent.

                  Unless otherwise agreed between the Company and the Lead Agent, the Notes will be issued in accordance with the administrative procedures set forth herein. To the extent the procedures set forth below conflict with or omit certain of the provisions of the Notes, the Indenture, the Distribution Agreement or the Prospectus, including the applicable Pricing Supplement, the relevant provisions of the Notes, the Indenture, the Distribution Agreement and the Prospectus shall control.



Price to Public: Each Note will be offered to the public at 100% of the principal amount thereof, plus accrued interest, if any, or such other amount indicated in the applicable Pricing Supplement.

Issuance: All Book-Entry Notes will be represented initially by a single Master Global Note in fully registered form without coupons. The Master Global Note will be dated and issued as of the date of its authentication by the Trustee. The Master Global Note will not represent any Note in certificated form.

Maturities: Each Note will mature on a date (the "Maturity Date") determined by the Company after prior notification to the Agents, which date shall be not less than nine months after the issuance date for such Note.

"Maturity" when used with respect to any Note, means the date on which the outstanding principal amount of such Note becomes due and payable in full in accordance with its terms, whether at its Maturity Date or by declaration of acceleration, call for redemption, repayment or otherwise.

Identification Numbers: The Company will arrange, on or prior to commencement of a program for the offering of the Notes, with the CUSIP Service Bureau (the "CUSIP Service Bureau") of Standard & Poor's Corporation ("Standard & Poor's") for the reservation of a series of CUSIP numbers (including tranche numbers), consisting of approximately 900 CUSIP numbers and for future assignment to the Book-Entry Notes. The Company has or will obtain from the CUSIP Service Bureau a written list of such series of reserved CUSIP numbers and will deliver to the Lead Agent, the Trustee and DTC such written list of 900 CUSIP numbers of such series.

The Company will assign CUSIP numbers to Notes as described below under "Procedure for Setting Terms of Notes and Posting". The Company will notify the CUSIP Service Bureau periodically of the CUSIP numbers that it has assigned to the Notes. When necessary, the Company will reserve additional CUSIP numbers for assignment to the Book-Entry Notes. Upon obtaining such additional CUSIP numbers the Company shall deliver such additional CUSIP numbers to the Lead Agent, the Trustee and DTC.

Registration The Master Global Note will be issued in fully registered form without coupons. The Master Global Note will be registered in the name of Cede & Co., as nominee for DTC, on the securities register maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Book-Entry Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Book-Entry Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC. So long as Cede & Co. is the registered owner of the Master Global Note, DTC will be considered the sole owner and holder of the Book-Entry Notes represented by the Master Global Note for all purposes under the Indenture.


Transfers: Transfers of interests in a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants or through the separate records of such Participants and one or more indirect participants in DTC acting on behalf of beneficial transferors and transferees of such interests.

Consolidation and Exchange: The Trustee, at the Company's request, may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying (i) the CUSIP number of two or more outstanding Book-Entry Notes having the same interest rate, optional redemption dates
(if any) and Maturity Date and with respect to which interest has been paid to the same date and which otherwise constitute Notes of the same tenor under the Indenture, (ii) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date for such Book-Entry Notes, on which such Book-Entry Notes shall be consolidated and (iii) a new CUSIP number, obtained from the Trustee, to be assigned to such consolidated Book-Entry Notes. Upon receipt of such a notice, DTC will send to its Participants and the Trustee a written reorganization notice to the effect that such consolidation will occur on such date. Prior to the specified consolidation date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such consolidation date and the new CUSIP number and stating that, as of such consolidation date, the CUSIP numbers of the Book-Entry Notes to be consolidated will no longer be valid. On the specified consolidation date, the Trustee will consolidate on its records such Book-Entry Notes as a single Book-Entry Note bearing a new CUSIP number and dated the last Interest Payment Date to which interest has been paid or duly provided for on the consolidated Book-Entry Notes, and the CUSIP numbers of the consolidated Book-Entry Notes will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned.

Denominations: Notes will be issued in principal amounts of $1,000 or any amount in excess thereof that is an integral multiple of $1,000.

     Interest: Each Note will bear interest at a fixed rate. Interest on each Note will accrue from and including the Issue Date of such Note for the first interest period and from the last Interest Payment Date to which interest has been paid for all subsequent interest periods. Each payment of interest on a Note will include interest accrued through the day preceding, as the case may be, the Interest Payment Date or the Maturity Date.

     Any payment of principal, premium, if any, or interest required to be made on a day that is not a Business Day (as defined below) may be made on the next succeeding Business Day and no interest shall accrue as a result of any such delayed payment.

     "Business Day" shall mean any day that is not a Saturday or Sunday and that is not a day on which banking institutions in New York, New York are authorized or obligated by law to be closed.

     The first payment of interest on any Note originally issued between a Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Record Date.

     Each Note will bear interest from, and including, its Issue Date at the rate per annum set forth thereon and in the applicable Pricing Supplement until the principal amount thereof is paid, or made available for payment, in full. Unless otherwise specified in the applicable Pricing Supplement, interest on each Note will be payable monthly, quarterly, semi-annually or annually on each Interest Payment Date and at Maturity.

     Interest will be payable to the person in whose name a Note is registered at the close of business on the Regular Record Date (as defined below) next preceding each Interest Payment Date; provided, however, interest payable at Maturity will be payable to the person to whom principal shall be payable.

          The interest rates the Company will agree to pay on newly-issued Notes are subject to change without notice by the Company from time to time, but no such change will affect any Notes already issued or as to which an offer to purchase has been accepted by the Company.

          Calculation of Interest: Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months. Each Note will accrue interest from its issue date, or from the last Interest Payment Date to which interest has been paid or duly provided for, through the day before the relevant Interest Payment Date or Maturity, as the case may be.

Interest Payment Dates:  Unless  otherwise  specified in the applicable  Pricing
     Supplement, the Interest Payment Dates for a Note that provides for monthly interest payments shall be the fifteenth day of each calendar month, commencing in the calendar month that next succeeds the month in which the
     Note is issued. In the case of a Note that provides for quarterly interest payments, the Interest Payment Dates shall be the fifteenth day of each third month, commencing in the third succeeding calendar month following the month in which the Note is issued. In the case of a Note that provides for semi-annual interest payments, the Interest Payment Dates shall be the fifteenth day of each sixth month, commencing in the sixth succeeding calendar month following the month in which the Note is issued. In the case of a Note that provides for annual interest payments, the Interest Payment Date shall be the fifteenth day of every twelfth month, commencing in the twelfth succeeding calendar month following the month in which the Note is issued. The "Regular Record Date" means, with respect to any Interest Payment Date shall be the fifteenth day preceding such Interest Payment Date, except that the Regular Record Date with respect to the final Interest Payment Date shall be the final Interest Payment Date.

          Payments  of  Principal  and  Interest:  Payments  of  Interest  Only.
          Promptly after each Regular Record Date, the Trustee will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Book-Entry Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Book-Entry Note on such Interest Payment Date. The Company will pay to the Trustee, as paying agent, the total amount of interest due on such Interest Payment Date (other than at Maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment".

Payments at Maturity. On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal, premium, if any, and interest to be paid on each Book-Entry Note maturing or subject to redemption or repayment in the following month. The Company, the Trustee and DTC will confirm the amounts of such principal, premium, if any, and interest payments with respect to each such Book-Entry Note on or about the fifth Business Day preceding the Maturity of such Book-Entry Note. The Company will pay to the Trustee, as the paying agent, the principal amount of such Book-Entry Note, together with premium, if any, and interest due at such Maturity. The Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment".

Promptly after payment to DTC of the principal and interest due at Maturity of such Book-Entry Note, the Trustee will cancel such Book-Entry Note in accordance with the provisions of the Indenture and record an appropriate debit advice on the Master Note.

Manner of Payment. The total amount of any principal, premium, if any, and interest due on Book-Entry Notes on any Interest Payment Date or at Maturity shall be paid by the Company to the Trustee in immediately available funds on such date. The Company will make such payment on such Book-Entry Notes to an account specified by the Trustee. At Maturity: prior to 10 A.M. (New York City time) on such date or as soon as possible thereafter, the Trustee will make such payments to DTC in accordance with DTC's SDFS Paying Agent Operating Procedures. On Interest Payment Dates (other than at Maturity): the Trustee will make such payments to DTC in accordance with existing arrangements between DTC and the Trustee. DTC will allocate such payments to its Participants in accordance with its existing operating procedures. Neither the Company nor the Trustee shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of or premium, if any, or interest on the Book-Entry Notes.

Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedure for Setting Terms of Notes and Posting: The Company and the Lead Agent will discuss, from time to time, the terms, including aggregate principal amounts, the Maturities and the prices to public of and the interest rates to be borne by such Notes, of the Notes that may be sold as a result of the solicitation of orders by the Agents. If the Company decides to set the terms of any Notes in respect of which the Agents are to solicit orders to purchase (the setting of the terms of such Notes to be referred to herein as "Posting") or if the Company decides to change terms of Notes previously posted by it, it will promptly advise the Agents of the terms to be posted.

The Company will assign a separate CUSIP number for each tranche of Notes to be posted, and will so advise and notify the Lead Agent and the Trustee of said assignment by telephone and/or by telecopier or other form of electronic transmission. The Lead Agent will include the assigned CUSIP number on all Posting notices communicated to the Agents.

Offering of Notes: In the event that there is a Posting, the Lead Agent will communicate to each of the other Agents the terms, including aggregate principal amounts, the Maturities and the prices to public of and the interest rates to be borne by such Notes, of each tranche of Notes that is the subject of the Posting. Thereafter, the Agents will solicit offers to purchase the Notes accordingly.


Acceptance and Rejection of Offers to Purchase: Unless otherwise instructed by the Company, the Lead Agent will advise the Company promptly of all offers to purchase Notes received by each Agent, other than those rejected by an Agent in whole or in part in the reasonable exercise of its discretion. Each Agent shall have the right, in its discretion reasonably exercised, without notifying the Company, to reject any offers in whole or in part. Unless otherwise agreed by the Company and each of the Agents, the Company has the sole right to accept offers to purchase Notes and may reject any such offer in whole or in part.

          Submission of Offers to Purchase: Unless otherwise agreed, each Agent will, no later than 10:00 a.m. on the fourth day subsequent to the day of which the Posting occurs or if such fourth day is not a Business Day on the preceding Business Day, or on such other Business Day and time as shall be mutually agreed upon by the Lead Agent and the other Agents, communicate to the Lead Agent via the Lehman Notes Website or other acceptable form of electronic transmission of the aggregate amount of each tranche of Notes that such Agent is offering to purchase, with respect to which amount such Agent, unless otherwise authorized by the Lead Agent in each instance, must have received an order from a purchaser.


Purchase of Notes by the Lead Agent: The Lead Agent will, no later than 12:00 noon (New York City time) on the fourth day subsequent to the day on which the Posting occurs, or if such fourth day is not a Business Day on the preceding Business Day, or on such other Business Day and time as shall be mutually agreed upon by the Company and the Lead Agent (any such day, a "Trade Date"), (i) complete, execute and deliver to the Company a Terms Agreement that sets forth, among other things, the amount of each tranche of Notes that the Lead Agent is offering to purchase or (ii) inform the Company that none of the Notes of a particular tranche will be purchased by the Lead Agent.


     TermsAgreement: Upon receipt of a completed and executed Terms Agreement from the Lead Agent, the Company will (i) promptly execute and return such Terms Agreement to the Lead Agent or (ii) inform the Lead Agent that its offer to purchase the Notes of a particular tranche has been rejected, in whole or in part. The Lead Agent will promptly inform the other Agents if any of their orders to purchase have not been accepted by the Company.


   Preparation of Pricing Supplement:  If any offer to purchase a Note is accepted by or on behalf of the Company, the Company will provide a Pricing Supplement (substantially in the form attached to the Distribution Agreement as Exhibit E) reflecting the terms of such Note and will file the Pricing Supplement with the SEC in accordance with the applicable paragraph of Rule 424(b) under the Act. The Company shall use its reasonable best efforts to send the Pricing Supplement by email or telecopy to the Lead Agent and the Trustee by 3:00 p.m. (New York City Time) on the applicable Trade Date. The Lead Agent shall use its reasonable best efforts to send the Pricing Supplement by email or telecopy or overnight express (for delivery by the close of business on the applicable Trade Date, but in no event later than 11:00 a.m. New York City time, on the Business Day following the applicable Trade Date) to each Agent and participating Dealer which made or presented the offer to purchase the applicable Note and the Trustee at the following applicable address: if to Lehman Brothers Inc., to:
                                       745 Seventh Avenue,
                                       New York, NY 10019
                                       Attention: Fixed Income Syndicate/Medium
                                       Term Note Desk
                                       Telephone: (212) 526-9664
                                       Telecopier: (212) 526-0943

                                       if to A.G. Edward & Sons, Inc., to:

                                       One North Jefferson,
                                       St. Louis, MO 63103

                                       Attention:
                                       Telephone:
                                       Telecopier:

                                       if to Banc of America Securities LLC, to:

                                       100 N. Tryon St. (nci-007-06-07)
                                       Charlotte, NC 28255
                                       Attention:
                                       Telephone:
                                       Telecopier:

                                       if to Edward D. Jones & Co., L.P., to:

                                       12555 Manchester Road
                                       St. Louis, MO 63131 - 3729
                                       Attention:
                                       Telephone:
                                       Telecopier:

                                       if to Fidelity Capital Markets, a
                                       division of National Financial Services
                                       LLC, to:


                                       Attention:
                                       Telephone:
                                       Telecopier:

                                       if to Morgan Stanley & Co. Incorporated, to:

                                       1585 Broadway, 2nd Floor
                                       New York, NY 10036 - 8293
                                       Attention: Manager - Continuously Offered
                                       Products
                                       Telephone: (212) 761-1872
                                       Telecopier: (212) 761-0780

                                       if to Prudential Securities Incorporated, to:

                                       One New York Plaza, 15th Floor
                                       New York, NY 10292
                                       Attention:
                                       Telephone:
                                       Telecopier:

                                       if to Quick & Reilly, Inc., to:

                                       100 Federal St., 12th Floor, MADE 10012H

                                       Boston, MA 02110
                                       Attention:
                                       Telephone:
                                       Telecopier:

                                       if to Raymond James & Associates, Inc.,
                                       to:


                                       Attention:
                                       Telephone:
                                       Telecopier:

                                       if to Salomon Smith Barney Inc., to:

                                       388 Greenwich St.
                                       New York, NY 10013
                                       Attention: Medium-Term Note Department
                                       Telephone: (212) 816-5831
                                       Telecopier: (212) 816-0949

                                       if to UBS PaineWebber Inc., to:

                                       Taxable Fixed Income Department
                                       Attention: Corporate Desk
                                       800 Harbor Blvd.
                                       Weehawken, NJ 07087
                                       Telephone: (201) 352-7150
                                       Telecopier: (201) 352-6900

                                       if to US Bancorp Piper Jaffray Inc., to:

                                       800 Nicollet Mall, Suite 800
                                       Minneapolis, MN 5402 - 7020
                                       Attention:
                                       Telephone:
                                       Telecopier:

                                       Outdated Pricing Supplements and the
                                       Prospectuses to which they are attached
                                       (other than those retained for files)
                                       will be destroyed.


Delivery of Confirmation and Prospectus to Purchaser by each Agent: Subject to "Suspension of Solicitation; Amendment or Supplement" below, each Agent and participating Dealer, pursuant to the terms of the Distribution Agreement and as herein described, will cause to be delivered a copy of the Prospectus, including the applicable Pricing Supplement, to each purchaser of

                                       Notes from such Agent or Dealer.

For each offer to purchase a Note accepted by or on behalf of the Company, the Lead Agent will confirm in writing, which writing may be by facsimile or electronic transmission, with each Agent or participating Dealer the terms of such Note, the amount being purchased by such Agent or Dealer and other applicable details described above and delivery and payment instructions.

In addition, the relevant Agent or Dealer, as the case may be, will deliver to purchasers of the Notes the Prospectus, including the applicable Pricing Supplement, in relation to such Notes prior to or simultaneously with delivery of the confirmation of sale and delivery of the Note.

Settlement: The receipt by the Company of immediately available funds in payment for a Note and entry by the Trustee of an SDFS deliver order through DTC's Participant Terminal System to credit such Note to the account of a Participant purchasing, or acting for the purchase of, such Note, shall constitute "settlement" with respect to such Note. All orders accepted by the Company will be settled from one to three Business Days from the date of acceptance by the Company pursuant to the timetable set forth below, unless the Company and the Lead Agent agree to settlement on a later date, and shall be specified upon acceptance of such offer. In all cases the Company will notify the Trustee on the date issuance instructions are given.

Settlement Procedures: Unless otherwise specified in the applicable Terms Agreement, Settlement Procedures with regard to each Book-Entry Note sold by the Company through the Agents shall be as follows:


                               A. Before the acceptance of an offer by the Company with respect to a Note, the Lead Agent will communicate the following details of the terms of such offer to the Company by telephone confirmed in writing, which may be by facsimile or electronic transmission or other acceptable written means:

                                       o        Principal amount of the
                                                purchase;

                                       o        Interest rate per annum;

                                       o        Interest Payment Dates;

                                       o        Trade Date

                                       o        Issue Date;

                                       o        Maturity Date;

                                       o        Price to public;

                                       o        Agents' Concession, Dealers'
                                                Concession and Reallowance, if
                                                any;

                                       o        Net proceeds to the Company;

                                       o        If a Note is redeemable by the
                                                Company or repayable by the
                                                Noteholder, such of the
                                                following as are applicable:

                                       (a)      The date on and after which such
                                                Note may be redeemed/repaid, and

                                       (b)      The redemption/ repayment price
                                                (% of par).

                                       o        Whether the Note has a
                                                Survivor's Option;

                                       o        DTC Participant Number of the
                                                institution through which the
                                                customer will hold the
                                                beneficial interest in the
                                                Book-Entry Note; and

                                       o        Such other terms as are
                                                necessary to complete the
                                                applicable Pricing Supplement.

                               B. The Company will confirm the previously assigned CUSIP number to the Book-Entry Note and then advise the Trustee by telephone (confirmed in writing), telex, facsimile or electronic transmission or other acceptable written means of the information received in accordance with Settlement Procedure "A" above and the assigned CUSIP number. If the Company rejects an offer, the Company will promptly notify the Lead Agent and the Trustee by telephone.

C. The Company shall communicate with the Trustee and Lead Agent and each such communication by the Company shall constitute a representation and warranty by



                                      A14
the Company to the Trustee and the Agents that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company, (ii) such Note will conform with the terms of the Indenture pursuant to which such Note are issued and (iii) upon issuance of such Book-Entry Note, the aggregate initial offering price of all Notes issued under the Indenture will not exceed $5,000,000,000.


D. The Trustee will enter a pending deposit message through DTC's Participant Terminal System, specifying the following settlement information:

1. The information set forth in Settlement  Procedure "A".

2. The numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Agents.

3. The initial Interest Payment Date for such Note, number of days by which such date succeeds the related "DTC Record Date" (which term means the Regular Record
Date) and amount of interest per $1,000 principal amount payable on such Interest Payment Date.

4. The Interest  Payment  Dates.

5. CUSIP number of the
Book-Entry  Note  representing  such Note.

6. Whether such  Book-Entry Note will
represent any other Notes issued or to be issued (to the extent known at such time).

E. The Trustee will complete the Master Global Note as it relates to such Note by filing the applicable Pricing Supplement relating to such Note in the records maintained by it, which records, taken with the Master Global Note, shall evidence such Note.

F. DTC will credit such Note to the Trustee's participant account at DTC.

G. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to the Lead Agent's participant account and (ii) debit the Lead Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Note less the Agents' Concession.

H. The Lead Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to the Lead Agent's participant account and credit such Note to the participant accounts of the Agents with respect to such Note and (ii) to debit the settlement accounts of such Agents and credit the settlement account of the Lead Agent for an amount equal to the price of such Note less the agreed upon portion of the Agents' Concession.

I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

J. The Trustee will credit to an account of the Company maintained at the Trustee funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "G".

K. Each Agent and participating Dealer will deliver to the purchaser of such Note a copy of the most recent Prospectus applicable to the Note, including the applicable Pricing Supplement, prior to or simultaneously with delivery of the confirmation of sale and delivery of the Note and payment by the purchaser of the Note.

Each Agent and participating Dealer will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

L. Monthly, the Trustee will send to the Company a statement setting forth the principal amount of Notes outstanding as of that date under the Indenture and setting forth a brief description of any sales of which the Company has advised the Trustee but which have not yet been settled.

Settlement Procedures Timetable: For purchases of Notes sold through the Agents and accepted by the Company for settlement, Settlement Procedures "A" through "L" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement

                         Procedure            Time
                         A                    4:00 P.M. on the Trade Date

                         B, C                 5:00 P.M. on the Trade Date

                         D 2:00 P.M. on the Business Day before the Settlement Date

                         E                    9:00 A.M. on the Settlement Date

                         F                    10:00 A.M. on the Settlement Date

                         G, H                 2:00 P.M. on the Settlement Date

                         I                    4:45 P.M. on the Settlement Date

                         J, K                 5:00 P.M. on the Settlement Date

                         L                  Monthly or at request of the Company


Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

If settlement of a Book-Entry Note is rescheduled or cancelled, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle: If the Trustee has not entered an SDFS delivery order with respect to a Book-Entry Note pursuant to Settlement Procedure "G", the Trustee shall immediately notify the Company thereof. Thereafter, upon written request of the Company (which may be evidenced by facsimile transmission), the Trustee shall deliver to DTC, through DTC's Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the Trustee's participant account. DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of Notes that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to the Notes represented by a Book-Entry Note, the Trustee will mark the Pricing Supplement in its records relating to such Book-Entry Note "cancelled", make appropriate entries in the Trustee's records and record an appropriate debit advice on the Master Note.

If the purchase price for any Note is not timely paid to any relevant Participant with respect to such Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participant may enter a deliver order through DTC's Participant Terminal System debiting such Note to such Participant's participant account and crediting such Note free to the participant account of the Trustee and shall notify the Trustee and the Company thereof. Thereafter, the Trustee, (i) will immediately notify the Company thereof, once the Trustee has confirmed that such Note has been credited to its participant account, and the Company shall immediately transfer by Fedwire (immediately available funds) to such Participant an amount equal to the price of such Note which was previously credited to the account of the Company maintained at the Trustee in accordance with Settlement Procedure "J" and (ii) the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the relevant Agent in the performance of its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for its reasonable out-of-pocket accountable expenses actually incurred and loss of the use of funds during the period when they were credited to the account of the Company.

Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Notes to have been represented by a Book-Entry Note, the Trustee will make appropriate entries in its records, in accordance with Settlement Procedures "E".

Procedure for Rate Changes: Each time after a Posting a decision has been reached to change the interest rates of the Notes subject to such Posting, the Company will promptly advise the Lead Agent, which will in turn promptly advise the other Agents; and the Agents will forthwith suspend solicitation of offers to purchase Notes at the prior rates. The Lead Agent may telephone the Company with recommendations as to the changed interest rates.

Suspension of Solicitation Amendment or Supplement: Subject to its representations, warranties and covenants contained in the Distribution Agreement, the Company may instruct the Agents to suspend solicitation of offers to purchase at any time for a period of time or permanently. Upon receipt of such instructions each Agent will promptly (but in any event within one Business
Day) suspend solicitation of offers to purchase from the Company until such time as the Company has advised it that solicitation of offers to purchase may be resumed.

In the event that at the time the Agents, at the direction of the Company, suspend solicitation of offers to purchase from the Company there shall be any orders outstanding which have not been settled, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as theretofore amended or supplemented as in effect at the time of the suspension may be delivered in connection with the Settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.


Trustee Not to Risk Funds: Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment to the Company, or the Agents or the purchasers, it being understood by all parties that payments made by the Trustee to either the Company or the Agents shall be made only to the extent that funds are provided to the Trustee for such purpose.

Advertising Costs: The Company will determine with the Lead Agent the amount and nature of advertising that may be appropriate in offering the Notes. Advertising expenses in connection with solicitation of offers to purchase Notes will be paid by the Company.

                                                                               2
                                                                      EXHIBIT B


                          LEHMAN BROTHERS HOLDINGS INC.


                             Lehman Notes, Series A
                 Due Nine Months or More from the Date of Issue


                         FORM OF AGENT ACCESSION LETTER



[Name of Agent
Address of Agent]

Ladies and Gentlemen:



         Lehman Brothers Holdings Inc., a Delaware corporation (the "Company"), has previously entered into a Distribution Agreement dated December 23, 2002 (the "Distribution Agreement"), among the Company and the other agents signatories thereto (the "Existing Agents"), with respect to the issue and sale by the Company of its Lehman Notes, Series A, due Nine Months or More from the Date of Issue (the "Securities") pursuant to an Indenture dated as of September 1, 1987, as amended by a First Supplemental Indenture, dated as of November 25, 1987, a Second Supplemental Indenture, dated as of November 27, 1990, a Third Supplemental Indenture, dated as of September 13, 1991, a Fourth Supplemental Indenture, dated as of October 4, 1993, a Fifth Supplemental Indenture, dated as of October 1, 1995, and a Sixth Supplemental Indenture, dated as of June 26, 1997, between the Company and Citibank, N.A., as Trustee. The Distribution Agreement permits the Company to appoint one or more additional persons to act as agent with respect to the Securities, on terms substantially the same as those contained in the Distribution Agreement. A copy of the Distribution Agreement, including the Procedures with respect to the issuance of the Securities attached thereto as Exhibit A, is attached hereto.

         In accordance with Section 2(d) of the Distribution Agreement we hereby confirm that, with effect from the date hereof, you shall become a party to, and an Agent under, the Distribution Agreement, vested with all the authority, rights and powers, and subject to all duties and obligations of an Agent as if originally named as such under the Distribution Agreement.

         Except as otherwise expressly provided herein, all terms used herein which are defined in the Distribution Agreement shall have the same meanings as in the Distribution Agreement. Your obligation to act as Agent hereunder shall be subject to you having received copies of the most recent documents (including any prior documents referred to therein) previously delivered to the Existing Agents pursuant to Sections 7 and 8 of the Distribution Agreement. By your signature below, you confirm that such documents are to your satisfaction. For purposes of Section 12 of the Distribution Agreement, you confirm that your notice details are as set forth immediately beneath your signature.

         Each of the parties to this letter agrees to perform its respective duties and obligations specifically provided to be performed by each of the parties to in accordance with the terms and provisions of the Distribution Agreement and the Procedures, as amended or supplemented hereby.

         Notwithstanding anything in the Distribution Agreement to the contrary, the obligations of each of the Existing Agents and the Additional Agent(s) under
Section 9 of the Distribution Agreement are several and not joint, and in no case shall any Existing Agent or Additional Agent (except as may be provided in any agreement among them) be responsible under Section 9(d) to contribute any amount in excess of the commissions received by such Existing Agent or Additional Agent from the offering of the Securities.

         This Agreement shall be governed by the laws of the State of New York. This Agreement may be executed in one or more counterparts and the executed counterparts taken together shall constitute one and the same agreement.

         If the foregoing correctly sets forth the agreement among the parties hereto, please indicate your acceptance hereof in the space provided for that purpose below.

                                            Very truly yours,



                                            LEHMAN BROTHERS HOLDINGS INC.



                                            By:________________________________


                                                          Name:
                                                          Title:





CONFIRMED AND ACCEPTED, as of the
date first above written





[Insert name of Additional Agent and information pursuant to Section 12 of the Distribution Agreement]

By:__________________________
     Name:
     Title:

Notice information pursuant to Section 12 of the Distribution Agreement:





Name:


Address:


Contact Person:


Telephone:


Facsimile:

                                                                      EXHIBIT C





                          LEHMAN BROTHERS HOLDINGS INC.


                             Lehman Notes, Series A
                 Due Nine Months or More from the Date of Issue

                             FORM OF TERMS AGREEMENT



                                                      ______________ ___, 20___


Lehman Brothers Holdings Inc.
745 Seventh Avenue
New York, New York  10019

Attention:  Treasurer

         Lehman Brothers Holdings Inc., a Delaware corporation (the "Company"), has previously entered into a Distribution Agreement dated December 23, 2002 (the "Distribution Agreement"), among the Company, Lehman Brothers Inc. (the "Lead Agent") and the other agents party thereto, with respect to the issue and sale by the Company of its Lehman Notes, Series A, due Nine Months or More from the Date of Issue (the "Securities"), pursuant to an Indenture dated as of September 1, 1987, as amended by a First Supplemental Indenture, dated as of November 25, 1987, a Second Supplemental Indenture, dated as of November 27, 1990, a Third Supplemental Indenture, dated as of September 13, 1991, a Fourth Supplemental Indenture, dated as of October 4, 1993, a Fifth Supplemental Indenture, dated as of October 1, 1995, and a Sixth Supplemental Indenture, dated as of June 26, 1997, between the Company and Citibank, N.A., as Trustee. The Distribution Agreement provides that sales of Securities shall be made pursuant to the Distribution Agreement and a separate agreement between the Company and the Lead Agent as principal.

         The Lead Agent agrees to purchase, at the purchase price set forth below, $_________ principal amount of Securities. The Securities have the terms indicated in the attached Pricing Supplement.

         The Lead Agent's obligation to purchase Securities hereunder is subject to the accuracy, as of the Settlement Date, of the Company's representations and warranties contained in the Distribution Agreement and to the Company's performance and observance of all applicable covenants and agreements contained therein, and the satisfaction of all conditions precedent contained therein, including, without limitation, those pursuant to Sections 7 and 8 thereof.

         Except as otherwise expressly provided herein, all terms used herein which are defined in the Distribution Agreement shall have the same meanings as in the Distribution Agreement.

         The undersigned agrees to perform its duties and obligations specifically provided to be performed by the Lead Agent in accordance with the terms and provisions of the Distribution Agreement and the Procedures, as amended or supplemented hereby.

         This Agreement shall be subject to the termination provisions of
Section 11 of the Distribution Agreement.

         This Agreement shall be governed by and construed in accordance with the laws of New York. This Agreement may be executed in one or more counterparts and the executed counterparts taken together shall constitute one and the same agreement.

         If the foregoing correctly sets forth the agreement among the parties hereto, please indicate your acceptance hereof in the space provided for that purpose below.


                                                     LEHMAN BROTHERS INC.





                                                     By:_______________________


                                                          Name:
                                                          Title:





Accepted:  __________ ___, 20___

LEHMAN BROTHERS HOLDINGS INC.


By:__________________________
     Name:
     Title:

                                                                    EXHIBIT D


                          LEHMAN BROTHERS HOLDINGS INC.


                             Lehman Notes, Series A
                 Due Nine Months or More from the Date of Issue


                             SCHEDULE OF CONCESSIONS


                  Unless otherwise set forth in the applicable Pricing Supplement, the Company agrees to pay the Lead Agent the Agents' Concession equal to the following percentage of the principal amount of the Securities sold through the Agents:


         Term                                         Commission Rate
9 months to less than 3 years                           0.600
3 years to less than 4 years                            0.800
4 years to less than 5 years                            0.950
5 years to less than 7 years                            1.200
7 years to less than 10 years                           1.500
10 years to less than 15 years                          1.900 to 2.225
15 years to less than 25 years                          2.375 to 2.875
25 years and longer                                     3.000

                                                                  EXHIBIT E


                          LEHMAN BROTHERS HOLDINGS INC.


                             Lehman Notes, Series A
                 Due Nine Months or More from the Date of Issue


                           FORM OF PRICING SUPPLEMENT


                                               Filed Pursuant to Rule 424(b)(2)
                                                    Registration No. 333-60474

Pricing Supplement No. __ dated _________
(to Prospectus Supplement dated December 23, 2002
and Prospectus dated June 14, 2001)

                                                   $-----------


                          LEHMAN BROTHERS HOLDINGS INC.


                             Lehman Notes, Series A
                 Due Nine Months or More from the Date of Issue


Trade Date:

Issue Date:



--------------- -------------- ----------- ------------ ------------ ------------- ------------------- ---------------
                  Aggregate
                  Principal    Price to      Agents'     Dealers'    Reallowance    Net Proceeds to    Interest Rate
 CUSIP Number      Amount        Public    Concession   Concession     (if any)          Issuer          per Annum
--------------- -------------- ----------- ------------ ------------ ------------- ------------------- ---------------
--------------- -------------- ----------- ------------ ------------ ------------- ------------------- ---------------



--------------- -------------- ----------- ------------ ------------ ------------- ------------------- ---------------


------------- -------------------------- --------------- ------------- -----------------------------------------------
CUSIP Number   Interest Payment Dates    Maturity Date    Survivor's    Right of Issuer to Redeem Notes or of Holder
                                                            Option
                                                           (Yes/No)            to Require Repayment of Notes
------------- -------------------------- --------------- ------------- -----------------------------------------------
------------- -------------------------- --------------- ------------- -----------------------------------------------

     [The Note may not be redeemed prior to the Maturity Date at the option of Lehman Brothers Holdings.] [The Note may be redeemed prior to the Maturity Date at the option of Lehman Brothers Holdings [in whole but not in part][in whole or in part] at a price equal to ____% of the principal amount being redeemed, [on ____________][on or after ____________][on each ______________]. Notice of redemption will be given not more than [60] nor less than [30] days prior to the redemption date.]


     [The holder of the Note may not elect repayment of the Note by Lehman Brothers Holdings prior to the Maturity Date.] [The holder of the Note may elect repayment of the Note by Lehman Brothers Holdings prior to the Maturity Date in whole or in part at a price equal to ____% of the principal amount being repaid, [on ____________][on or after ____________][on each ______________]. Notice of election to require repayment must be given by the holder as provided in the Prospectus Supplement.]




Other Terms:



Capitalized terms used herein without definition have the meanings ascribed to them in the Prospectus Supplement and Prospectus.